Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-16927, No. 33-90398, No. 333-59981, No. 333-57266, No. 333-104065 and No. 333-118579) of Reuters Group PLC of our report dated 7 March 2005, except Note 23 and the “Summary of differences between UK and US generally accepted accounting principles”, as to which the date is 21 February 2006, relating to the financial statements which appear in this Annual Report on Form 20-F/A for the year ended December 31, 2004.

PricewaterhouseCoopers LLP
London, England
February 21 2006